UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) October 16, 2015

The St. Joe Company

(Exact Name of Registrant as Specified in its Charter)

Florida	1-10466	59-0432511
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

133 South WaterSound Parkway WaterSound, Florida	32413
(Address of Principal Executive Offices)	(Zip Code)

(850) 231-6400

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors;

Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)

On October 16, 2015, The St. Joe Company (the “Company”) was notified by Joanne Viard, the Company’s Chief Accounting Officer, that she was resigning from her position for personal reasons that were unrelated to the Company, effective as of that date.

(c)

On October 16, 2015, the Company appointed Marek Bakun, Chief Financial Officer of the Company, to serve as the Company’s principal accounting officer. Biographical and other information regarding Mr. Bakun is set forth in the Company’s Proxy Statement for its 2015 Annual Meeting of Shareholders as filed with the Securities and Exchange Commission on May 19, 2015 and such information is hereby incorporated by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE ST. JOE COMPANY

By:	/s/ Marek Bakun
Marek Bakun
Chief Financial Officer

Date: October 19, 2015